Exhibit 10.43

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933

AXESSTEL, INC.

WARRANT AGREEMENT

Axesstel, Inc., a California corporation, has granted to                          (the “Holder”) a warrant (the “Warrant”) to purchase                                      (            ) shares of Stock upon the terms and conditions set forth in this Warrant Agreement (the “Warrant Agreement”). By signing this Warrant Agreement, the Holder: (a) represents that the Holder has read and is familiar with the terms and conditions of this Warrant Agreement, including the Effect of Termination of Service set forth in Section 7, (b) accepts the Warrant subject to all of the terms and conditions of this Warrant Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Warrant Agreement, and (d) acknowledges receipt of a copy of this Warrant Agreement.

1. Definitions and Construction.

1.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company, or a committee of the Board duly appointed to administer this Warrant and having such powers as shall be specified by the Board.

(b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c) “Company” means Axesstel, Inc., a California corporation, or any successor corporation thereto.

(d) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to this Agreement in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(e) “Date of Warrant Grant” means                     .

(f) “Director” means a member of the Board or of the board of directors of any other Participating Company.

(g) “Disability” means the inability of the Holder, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Holder’s position with the Participating Company Group because of the sickness or injury of the Holder.

(h) “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of this Agreement. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Exercise Price” means $             per share.

(k) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(l) “Initial Exercise Date” means                     .

(m) “Initial Vesting Date” means                     .

(n) “Insider” means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(o) “Number of Vested Shares” shall have the meaning given in Section 4.1 hereof.

(p) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(q) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(r) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(s) “Securities Act” means the Securities Act of 1933, as amended.

(t) “Service” means the Holder’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Holder’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Holder renders Service to the Participating Company Group or a change in the Participating Company for which the Holder renders such Service, provided that there is no interruption or termination of the Holder’s Service. Furthermore, the Holder’s Service with the Participating Company Group shall not be deemed to have terminated if the Holder takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Holder’s Service shall be deemed to have terminated unless the Holder’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under this Warrant Agreement. The Holder’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Holder performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Holder’s Service has terminated and the effective date of such termination.

(u) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

(v) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(w) “Warrant Expiration Date” means the date which is ten (10) years after the Date of Warrant Grant.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Warrant Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. Tax Status of Warrant. This Warrant is intended to be a nonstatutory stock option and shall not be treated as an “incentive stock option” within the meaning of Section 422(b) of the Code.

3. Administration.

All questions of interpretation concerning this Warrant Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Warrant. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

4. Exercise of the Warrant.

4.1 Right to Exercise. Except as otherwise provided herein, the Warrant shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Warrant (as provided in Section 6) in an amount not to exceed the Number of Vested Shares less the number of shares previously acquired upon exercise of the Warrant. Subject to Sections 8.2 and 9.2, the Number of Vested Shares as of any date shall be determined by multiplying the number of shares subject to this Warrant by 1/12 for each completed three-month period of the Holder’s continuous service after the Initial Vesting Date until all such shares are vested.

4.2 Method of Exercise. Exercise of the Warrant shall be by written notice to the Company in the form of Exhibit A hereto (the “Exercise Notice”) which must state the election to exercise the Warrant, the number of whole shares of Stock for which the Warrant is being exercised and such other representations and agreements as to the Holder’s investment intent with respect to such shares as may be required pursuant to the provisions of this Warrant Agreement. The written notice must be signed by the Holder and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Warrant as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Warrant shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreement.

4.3 Payment of Exercise Price. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Warrant is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by means of a Cashless Exercise, as defined below, or (iii) by any combination of the foregoing. A “Cashless Exercise” means the delivery of a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Warrant pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to decline to approve or terminate any such program or procedure.

4.4 Tax Withholding. At the time the Warrant is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Holder hereby authorizes withholding from payroll and any other amounts payable to the Holder, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Warrant, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Warrant, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Warrant, or (iii) the operation of any law or regulation providing for the imputation of interest. The Warrant is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Holder.

4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Warrant is exercised shall be registered in the name of the Holder, or, if applicable, in the names of the heirs of the Holder.

4.6 Restrictions on Grant of the Warrant and Issuance of Shares. The grant of the Warrant and the issuance of shares of Stock upon exercise of the Warrant shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Warrant may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Warrant may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Warrant be in effect with respect to the shares issuable upon exercise of the Warrant or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Warrant may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE HOLDER IS CAUTIONED THAT THE WARRANT MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE HOLDER MAY NOT BE ABLE TO EXERCISE THE WARRANT WHEN DESIRED EVEN THOUGH THE WARRANT IS VESTED. The inability of the

Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Warrant shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Warrant, the Company may require the Holder to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Any shares which are issued will be “restricted securities” as that term is defined in Rule 144 under the Securities Act, as further described in Section 7 of the Exercise Notice, unless they are registered under the Securities Act. The Company is under no obligation to register the shares of Stock issuable upon exercise of this Warrant.

4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Warrant.

5. Nontransferability of the Warrant.

The Warrant may be exercised during the lifetime of the Holder only by the Holder or the Holder’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Holder, the Warrant, to the extent provided in Section 7, may be exercised by the Holder’s legal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

6. Termination of the Warrant.

The Warrant shall terminate and may no longer be exercised on the first to occur of (a) the Warrant Expiration Date, (b) the last date for exercising the Warrant following termination of the Holder’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

7. Effect of Termination of Service.

7.1 Warrant Exercisability.

(a) Disability. If the Holder’s Service with the Participating Company Group terminates because of the Disability of the Holder, the Warrant, to the extent unexercised and exercisable on the date on which the Holder’s Service terminated, may be exercised by the Holder (or the Holder’s guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Holder’s Service terminated, but in any event no later than the Warrant Expiration Date.

(b) Death. If the Holder’s Service with the Participating Company Group terminates because of the death of the Holder, the Warrant, to the extent unexercised and exercisable on the date on which the Holder’s Service terminated, may be exercised by the Holder’s legal representative or other person who acquired the right to exercise the Warrant by reason of the Holder’s death at any time prior to the expiration of six (6) months after the date on which the Holder’s Service terminated, but in any event no later than the Warrant Expiration

Date. The Holder’s Service shall be deemed to have terminated on account of death if the Holder dies within three (3) months after the Holder’s termination of Service.

(c) Other Termination of Service. If the Holder’s Service with the Participating Company Group terminates for any reason, except Disability or death, the Warrant, to the extent unexercised and exercisable by the Holder on the date on which the Holder’s Service terminated, may be exercised by the Holder at any time prior to the expiration of three (3) months (or such other longer period of time as determined by the Board, in its discretion) after the date on which the Holder’s Service terminated, but in any event no later than the Warrant Expiration Date.

7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Warrant within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Warrant shall remain exercisable until three (3) months after the date the Holder is notified by the Company that the Warrant is exercisable, but in any event no later than the Warrant Expiration Date.

7.3 Extension if Option Unregistered. Notwithstanding the foregoing, if a registration statement under the Securities Act shall not be in effect with respect to the shares of Stock issuable upon exercise of the Warrant at the time the Holder’s Service with the Participating Company Group terminates, the Warrant shall remain exercisable until three (3) months after the date the Holder is notified by the Company that either (i) such a registration statement is effective or (ii) the Holder has been advised that in the opinion of legal counsel for the Company, all of the Shares may be sold immediately upon exercise in accordance with Rule 701 promulgated under the Securities Act, but in any event no later than the Warrant Expiration Date.

7.4 Extension if Holder Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Warrant would subject the Holder to suit under Section 16(b) of the Exchange Act, the Warrant shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Holder would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Holder’s termination of Service, or (iii) the Warrant Expiration Date.

8. Change In Control.

8.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

8.2 Effect of Change in Control on Warrant. In the event of a Change in Control, the Number of Vested Shares shall thereafter be equal to the number of shares subject to this Warrant. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under the Warrant or substitute for the Warrant a substantially equivalent Warrant for the Acquiring Corporation’s stock. Any vesting of the Warrant that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. The Warrant shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Warrant is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Warrant prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Warrant Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Warrant immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Warrant shall not terminate unless the Board otherwise provides in its discretion.

9. Adjustments For Changes In Capital Structure.

9.1 Number, Exercise Price and Class of Stock. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Warrant. If a majority of the shares which are of the same class as the shares that are subject to the Warrant are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Warrant to provide that the Warrant is exercisable for New Shares. In the event of any such amendment, the Number of Warrant Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Warrant. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

9.2 Going Public. In the event the Company becomes subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act, as a result of an initial public offering, voluntary registration under Section 12(g) of the Exchange Act, or an Ownership Change Event, the number of Vested Shares shall thereafter be equal to the number of shares subject to the Warrant.

10. Rights as a Shareholder, Employee or Consultant.

The Holder shall have no rights as a shareholder with respect to any shares covered by the Warrant until the date of the issuance of a certificate for the shares for which the Warrant has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.1. If the Holder is an Employee, the Holder understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Holder, the Holder’s employment is “at will” and is for no specified term. Nothing in this Warrant Agreement shall confer upon the Holder any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Holder’s Service as an Employee or Consultant, as the case may be, at any time.

11. Lock-Up Agreement.

The Holder hereby agrees that in the event of any underwritten public offering of stock, including but not limited to an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Holder shall not offer, sell, contract to sell, pledge, hypothecate, grant any Warrant to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

12. Legends.

The Company may at any time place legends referencing and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Warrant Agreement. The Holder shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Warrant in the possession of the Holder in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

13. Restrictions on Transfer of Shares.

No shares acquired upon exercise of the Warrant may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Holder), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Warrant Agreement and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Warrant Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

14. Miscellaneous Provisions.

14.1 Binding Effect. Subject to the restrictions on transfer set forth herein, this Warrant Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

14.2 Termination or Amendment. The Board may terminate or amend the Warrant at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Warrant or any unexercised portion hereof without the consent of the Holder unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Warrant Agreement shall be effective unless in writing.

14.3 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Warrant Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature or at such other address as such party may designate in writing from time to time to the other party.

14.4 Integrated Agreement. This Warrant Agreement constitutes the entire understanding and agreement of the Holder and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Holder and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein or therein, the provisions of the Warrant Agreement shall survive any exercise of the Warrant and shall remain in full force and effect.

14.5 Applicable Law. This Warrant Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

14.6 Counterparts. This Warrant Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

THE COMPANY:	HOLDER:

AXESSTEL, INC.,
a California corporation

By:

Name:

Title:

EXHIBIT A

Holder:

Date:

WARRANT EXERCISE NOTICE

Axesstel, Inc.

Attention: Chief Financial Officer

Ladies and Gentlemen:

1. Warrant. I was granted a Warrant (the “Warrant”) to purchase shares of the common stock (the “Shares”) of Axesstel, Inc., a California corporation (the “Company”), pursuant to a Warrant Agreement (the “Warrant Agreement”) as follows:

Date of Warrant Grant:

Number of Warrant Shares:

Exercise Price per Share:	$

Adjustments may have occurred to the identity of the Company, the Number of Warrant Shares and the Exercise Price Per Share as a result of a change in capital structure as set forth in Section 9 of the Warrant Agreement, and if such adjustment has occurred, all references to “Shares” and “Exercise Price” below refer to numbers and amounts giving effect to such adjustments, and to New Shares as defined in Section 9 of the Warrant Agreement to the extent applicable.

2. Exercise of Warrant. I hereby elect to exercise the Warrant to purchase the following number of Shares:

Total Shares Purchased:

Exercise Price Per Share or New Share	$

Total Exercise Price (Total Shares X Price per Share)	$

3. Payments. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by the Warrant Agreement:

1

☐ Cash:	$

☐ Check:	$

4. Tax Withholding. I enclose payment in full of my withholding taxes, if any, as follows:

(Contact Chief Financial Officer for amount of tax due.)

☐ Cash:	$

☐ Check:	$

5. Holder Information.

My address is:

My Social Security Number is:

6. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Warrant Agreement, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the my heirs, executors, administrators, successors and assigns.

7. Transfer. I understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 under the Securities Act. I further understand and acknowledge that the Company is under no obligation to register the Shares. I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

2

I understand that I am purchasing the Shares pursuant to the terms of the Warrant Agreement, which I have received and carefully read and understand.

Very truly yours,

(Signature)

Receipt of the above is hereby acknowledged.

Axesstel, Inc.

By:

Title:

Dated:

3

Table of Warrant Grants to Mike H.P. Kwon and Satoru Yukie

On May 1, 2002, Axesstel, Inc., a California corporation (“Axesstel California”), issued and sold to Mike H.P. Kwon and Satoru Yukie warrants to purchase shares of the common stock of Axesstel California. The warrants are documented pursuant to the form of Warrant Agreement to which this table is attached. These warrants were assumed by the registrant pursuant to the Corporate Combination Agreement dated July 16, 2002 as amended, between Axesstel California and the registrant (the “Combination Agreement”). The following table sets forth the principal terms of the warrant grants:

Name of Warrantholder	Expiration Date	# of Warrants Granted		Exercise Price
Mike H.P. Kwon	5/1/2012	1,122,671	*	$0.07	*
Satoru Yukie	5/1/2012	1,210,367	*	$0.07	*

*	These numbers reflect the post-conversion amounts as set forth in the Combination Agreement.